Exhibit 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Cash Technologies, Inc. on Form 10-KSB for the period ending May 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, being, Bruce Korman, our Chief Executive Officer, and Edmund King, our Chief Financial Officer, respectfully, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of Cash Technologies, Inc..

Dated: September 13, 2005


/s/ Bruce Korman                                /s/ Edmund King
--------------------------------                --------------------------------
Chief Executive Officer                         Chief Financial Officer


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